Consolidated Statements of Comprehensive Income - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Consolidated Statements of Comprehensive Income
Net income	$ 16,967,981	$ 12,764,450
Other comprehensive income, net of tax:
Unrealized holding gain on securities AFS arising during the period	7,804,665	195,918
Tax effect	(1,638,981)	(41,144)
Other comprehensive income, net of tax	6,165,684	154,774
Total comprehensive income	$ 23,133,665	$ 12,919,224